Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Sec.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WLG Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Jillings, Chief Executive Officer of the Company and I, Edmund Pawelko, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

           (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2011

By:	/s/Andrew Jillings	By:	/s/ Edmund Pawelko
Name: Andrew Jillings		Name: Edmund Pawelko
Title: Chief Executive Officer		Title: Chief Financial Officer
(Principal Executive Officer)		(Principal Financial and Accounting Officer)